KKR Real Estate Finance Trust Inc. Third Quarter 2021 Supplemental Information October 25, 2021

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of October 25, 2021. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2021 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$5.8 Billion
Investment Portfolio

98%
Senior Loans

71%
Multifamily & Office

$136 Million
Average Loan Commitment(1)

98%
Performing

Purpose built portfolio of senior loans secured primarily by transitional, institutional multifamily and office properties owned by high quality sponsors.

Conservative Balance Sheet

$6.7 Billion
Financing Capacity

81%
Fully Non-Mark-to-Market(2)

$516 Million
Current Liquidity(3)

Conservative liability management focused on diversified non-mark-to-market financing capacity

KREF's Manager Fully Integrated with KKR

26%
KKR Ownership in KREF

$429 Billion
Global AUM(4)

$24 Billion
Balance Sheet(4)

$33 Billion
Real Estate AUM(4) (5)

130+
Real Estate Professionals(6)

One firm culture that rewards investment discipline, creativity, determination and patience and emphasizes the sharing of information, resources, expertise and best practices

(1) Average loan commitment is inclusive of the unfunded commitment.
(2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility. 100% of financings are non-mark-to-capital markets marks.
(3) Includes $307.7 million in cash, $185.0 million undrawn corporate revolver capacity, and $18.1 million of available borrowings based on existing collateral.
(4) As of June 30, 2021.
(5) Figures represent AUM across all KKR real estate transactions.
(6) As of October 2021.

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KKR REAL ESTATE FINANCE TRUST

Third Quarter 2021 Highlights

Financials	• 3Q Net income[1] of $0.57 per diluted share and Distributable Earnings[2] of $0.62 per diluted share; 144% dividend coverage in 3Q • $6.4 million, or $0.09 per diluted share benefit from acceleration of loan and prepayment fees in connection with loan repayments • Book Value per Common Share[3] ("BVPS") accretion for six consecutive quarters. BVPS of $19.09 per share, compared to $18.91 per share in 2Q'21.
Originations	• Originated eight floating-rate senior loans totaling $1.5 billion with $1.1 billion of initial fundings • Subsequent to quarter-end, originated three floating-rate senior loans totaling $333.3 million

Portfolio	• $5.8 billion predominantly senior loan portfolio
	  • Multifamily and office assets represent 71% of loan portfolio
	  • Weighted average risk rating of 3.0 and collected 97.4% of interest payments due on loan portfolio
	  • Received $934.9 million in loan repayments

Liquidity & Capitalization	• Closed a $1.30 billion managed CLO with two-year reinvestment period providing $1.1 billion of non-mark-to-market financing equating to a 84.25% advance rate and a weighted average cost of capital of L+1.30%, before transaction costs. Concurrently, repaid $767.0 million of outstanding notes on the 2018 CLO. • Entered into a new $500.0 million term lending agreement, which provides asset-based financing on a non-mark-to-market basis with matched term up to five years • $516.2 million of available liquidity, including $307.7 million of cash, and $185.0 million undrawn on the corporate revolver • 81% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit

Note: Net income attributable to common stockholders per share and Distributable Earnings per share are based on diluted weighted average shares outstanding for the quarter ended September 30, 2021; book value per share is based on common shares outstanding as of September 30, 2021.

(1) Represents Net Income attributable to common stockholders.

(2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.

(3) Book value per share includes the year-to-date ("YTD") impact of a ($0.7) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock ('SNVPS'), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.6 million to our book value as of September 30, 2021.

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KKR REAL ESTATE FINANCE TRUST

3Q'21 Financial Summary 5 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents the GAAP principal amount on senior and mezzanine/other loans, and net equity in RECOP I. (3) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 1.7x at 3Q'21. (4) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.2x at 3Q'21. (5) Book value per share includes (i) CECL credit loss allowance of ($59.7) million or ($1.07) per common share, and (iii) the YTD impact of ($0.7) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.6 million to our book value as of September 30, 2021. Income Statement Balance Sheet ($ in Millions) ($ in Millions)3Q21 Net Interest Income $45.5 Other Income 2.3 Operating Expenses and Other (10.9) Preferred stock dividends and redemption value adjustment (3.7) Provision for credit losses (1.2) Net Income Attributable to Common Stockholders $32.0 Weighted Average Shares Outstanding, Diluted 56,011,243 Net Income per Share, Diluted $0.57 Distributable Earnings(1) $34.5 Distributable Earnings per Share, Diluted(1) $0.62 Dividend per Share $0.43 3Q21 Total Portfolio $5,513.7(2) Term Credit Facilities 847.0 Term Lending Agreements 1,008.3 Asset Specific Financing 60.0 Revolving Credit Facility 150.0 Secured Term Loan 297.8 Convertible Notes 143.8 Total Debt $2,506.9 Term Loan Facility 904.1 Collateralized Loan Obligations 1,095.3 Total Leverage $4,506.3 Cash 307.7 Total Permanent Equity 1,234.6 Common Stockholders’ Equity 1,062.1 Debt-to-Equity Ratio(3) 1.8x Total Leverage Ratio(4) 3.4x Shares Outstanding 55,637,480 Book Value per Share(5) $19.09

$18.73 $18.91 $19.09 $1.16 $1.05 $1.07 3Q'20 2Q'21 3Q'21 BVPS Post-CECL CECL Impact $19.89 Recent Operating Performance 6 (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Net Income(1) and Distributable Earnings(2) $0.56 $0.52 $0.57 $0.58 $0.54 $0.62 3Q'20 2Q'21 3Q'21 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share Dividend per share: Dividend yield on book value per share: Net income: Distributable earnings: 3Q'20 $31.4 $32.5 2Q'21 $29.3 $30.4 3Q'21 $32.0 $34.5 3Q'20 $0.43 9.2% 3Q'21 $0.43 9.0% 2Q'21 $0.43 9.1% $20.16$19.96 ($ in Millions) $0.43

67% 99% 98% 6% 27% 0% 20% 40% 60% 80% 100% At IPO 3Q'20 3Q'21 Senior Loan Non-Senior/ Other Loan Securities <2%<1% Conservative Portfolio Construction 7 $62 $148 $136 $0 $50 $100 $150 At IPO 3Q'20 3Q'21 Average Loan Commitment(1) 62% 83% 71% 31% 8% 8% 0% 20% 40% 60% 80% 100% At IPO 3Q'20 3Q'21 Multifamily and Office Hospitality and Retail 23% 9% 17% 0% 5% 10% 15% 20% 25% At IPO 3Q'20 3Q'21 Investment Portfolio Property Type Future Funding as a Percentage of Total Commitments ($ in Millions) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine/other loans. (1) Average loan commitment is inclusive of the unfunded commitment.

$5,035 $4,998 $5,330 $5,618 $5,618 $5,618 $5,826 $5,826 $462 $498 $472 $576 $454 $559 $848 $1,143 $1,225 $535 $244 $271 $935 3Q'20 Portfolio 4Q'20 Fundings 4Q'20 Repayments 4Q'20 Portfolio 1Q'21 Fundings 1Q'21 Repayments 1Q'21 Portfolio 2Q'21 Fundings 2Q'21 Repayments 2Q'21 Portfolio 3Q'21 Fundings 3Q'21 Repayments 3Q'21 Portfolio(3) Last Twelve Months Loan Activity 8 (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $0.4 million, $0.5 million, $0.8 million and $1.9 million PIK interest for 3Q'21, 2Q'21, 1Q'21 and 4Q'20, respectively. Portfolio Funding Activity – Outstanding Principal(1) $5,470 Future Funding Obligations(2) $5,497 (3) $5,784 ($ in Millions) $6,466 (3) (3) $7,051

3Q’21 Loan Originations – Case Studies 9 Investment Mountain View Office Brisbane Life Science Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $250.0 million(1) $95.0 million Location Mountain View, CA Brisbane, CA Collateral Five Class-A Office Buildings totaling 446k SF Class-A Life Science and Office totaling 114k SF Loan Purpose Acquisition Refinance LTV(2) 73% 71% Investment Date July 2021 July 2021 Asset Photos (1) The total whole loan facility is $362.8 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 69% of the loan or $250.0 million. (2) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

3Q’21 Loan Originations – Case Studies 10 Investment Multifamily Portfolio Bronx Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $68.2 million $228.8 million(1) Location Plano, TX Arlington, TX Bronx, NY Collateral 360-unit Class-A Multifamily Portfolio Class-A Industrial Facility totaling 1.4 million RSF Loan Purpose Acquisition Construction LTV(2) 70% 52% Investment Date August 2021 August 2021 Asset Photos (1) The total whole loan facility is $381.2 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 60% of the loan or $228.8 million. (2) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. Representative Photo

3Q’21 Loan Originations – Case Studies 11 Investment Bellevue Office Denver Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $260.4 million(1) $70.3 million Location Bellevue, WA Denver, CO Collateral Class-A Office totaling 609k SF 242-unit Class-A Multifamily Loan Purpose Construction Acquisition LTV(2) 63% 78% Investment Date September 2021 September 2021 Asset Photos (1) The total whole loan facility is $520.8 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $260.4 million. (2) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. Representative Photo

3Q’21 Loan Originations – Case Studies 12 Investment Hospitality Portfolio Arlington Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $168.1 million $381.0 million Location The Woodlands, TX Arlington, VA Collateral 909-key Full Service Hotel Portfolio 912-unit Class-B+ and 198-unit Class-A Multifamily Loan Purpose Acquisition Refinance LTV(1) 64% 69% Investment Date September 2021 September 2021 Asset Photos (1) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

Current Portfolio: $6.0 billion(1)
Including net funding and repayment activity subsequent to quarter-end



($ in Millions)
$1,812
$3,383
$5,221
$5,035
$5,826
3Q'17
3Q'18
3Q'19
3Q'20
3Q'21

Geography(2)



13%
7%
13%
5%
13%
9%
7%
12%
5%
Other <5%, 16%

Investment Type(3)



Mezz/Other
0.9%
Senior Loans
99.1%

Interest Rate Type



Fixed
0.1%
Floating
99.9%

Property Type



Condo (Residential) 4%
Student Housing 3%
Retail 2%
Single Family Rental <1%
Industrial 5%
Hospitality 6%
Life Science (4) 7%
Multifamily 44%
Office 27%



Office(5)
Class-B 11%
Class-A 89%
LEED
82%



Multifamily
Class-B 16%
Class-A 84%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans.
(1) As of October 22, 2021.
(2) Map excludes $5.5 million Midwest Mezzanine portfolio and $31.6 million real estate corporate loan.
(3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications.
(4) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space.
(5) Office property certification % is based on current principal loan balance. See description for LEED certification in the appendix.

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KKR REAL ESTATE FINANCE TRUST

0% 9% 82% 7% 1 2 3 4 5 0% 4% 87% 7% 2% 1 2 3 4 5 Portfolio Credit Quality Remains Strong • Collected 97.4% of interest payments due on loan portfolio and 100% on loans rated 4 or better 14 Loan-to-Value(1,2) Risk Rating Distribution Weighted Average Risk Rating(3): 3.1 Weighted Average LTV(3): 67% (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted on page 22. (2) Includes non-consolidated senior interests and excludes vertical loan syndications, real estate corporate loan, and a non—performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions. (3) Weighted average is weighted by current principal amount. (% of total loan portfolio) (% of loan portfolio) 3Q'21 Loan Count 0 23 443 Loan Count 0 21 442 2Q'21 3Q'21 2Q'21 Weighted Average LTV(3): 67% Weighted Average Risk Rating(3): 3.0 16% 21% 24% 29% 10% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 12% 27% 20% 29% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 2%

Case Studies: Watch List Loans[1] (Risk Rating 4 & 5)

Investment	Portland Retail[2]	New York Condo	Brooklyn Hotel	Queens Industrial	New York Condo
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	October 2015	December 2018	January 2019	July 2017	August 2017
Collateral	1.1M Square Foot Retail Center	126-Unit Class-A Residential Condominium	196-Key Hotel	Two Class–B Buildings Totaling 595k RSF	7 Luxury Residential Condominiums
Loan Purpose	Refinance	Acquisition	Refinance	Acquisition	Refinance
Location	Portland, OR	New York, NY	Brooklyn, NY	Queens, NY	New York, NY
Committed Amount	$110 million	$235 million	$77 million	$70 million	$42 million
Current Principal Amount	$110 million	$207 million	$77 million	$67 million	$42 million
Loan Basis	$101 / SF	$1,292 / SF	$393k / key	$111 / SF	$1,343 / SF
Coupon	(2)	L + 3.6%	L + 2.9%	L + 3.0%	L + 4.2%
LTV[3]	(4)	71%	69%	77%	73%
Max Remaining Term (Yrs.)	0.0	2.3	2.4	0.9	0.5
Loan Risk Rating	5	4	4	4	4

(1) Excludes $5.5 million mezzanine loan risk-rated 5.
(2) Loan was placed on non-accrual status in October 2020, and has a $40.3 million CECL reserve as of September 30, 2021.
(3) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value.
(4) The Portland retail loan is a non-performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: 81% Non-Mark-To-Market

- Diversified financing sources totaling $6.7 billion with $2.2 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$847	L+1.7%	66.7%	(1)
Term Lending Agreements	$1,213	$1,008	L+1.8%	82.1%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$300	$60	L+1.7%	78.9%	✓
Secured Term Loan	$298	$298	L+4.8%(2)	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$335	$150	L+2.0%	-	✓
Total Corporate Obligations	$4,630	$2,507			
Term Loan Facility	$1,000	$904	L+1.6%	82.0%	✓
Collateralized Loan Obligations	$1,095	$1,095	L+1.3%	84.3%	✓
Total Leverage	$6,725	$4,506			

Leverage Ratios



1.8x
0.1x
1.7x
3.4x
0.2x
3.2x
CECL Impact
Pre-CECL
Debt-to-Equity Ratio (3)
Total Leverage Ratio (4)

Outstanding Secured Financing(5)



Asset Specific Financing
Secured Term Loan 7%
Senior Loan Interests 7%
Term Credit Facilities 19%
Collateralized Loan Obligations 24%
Term Lending Agreements 22%
Term Loan Facility 20%
Non-Mark-to-Market 81%

(1) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions.
(2) Secured term loan is open for repricing following its first anniversary.
(3) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end.
(4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end.
(5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility.

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KKR REAL ESTATE FINANCE TRUST

Financing Overview: Term Credit Facilities 17 Counterparty Total / Weighted Average Drawn $495 $260 $92 $847 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 7 Loans / $753 5 Loans / $360 5 Loans / $157 17 Loans / $1,270 Final Stated Maturity(1) September 2026 December 2022 October 2023 - Weighted Average Pricing L + 1.4% L + 2.0% L + 2.4% L + 1.7% Weighted Average Advance 65.7% 72.2% 58.9% 66.7% Mark-to-market Credit Only Credit Only Credit Only - Property Type(2): ($ in Millions) Office 37% Multi- family 33% Industrial 17% Student Housing 7% Retail 2% Condo 2% Single Family Rental 1% Life Science 1% (1) Based on extended maturity date. (2) Based on principal balance of financing.

Liquidity Overview $307.7 $185.0 $18.1 $5.4 $516.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Loan Repayment Receivable Total Available Liquidity(2) 18 ($ in Millions) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (2) Represents net proceeds from loan repayment held by the servicer as of September 30, 2021. Such amount was remitted to KREF in October. (1) Sources of Available Liquidity • In addition to the available liquidity below, KREF had $373.7 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval, as of September 30, 2021.

Portfolio Benefits from Attractive in the Money LIBOR Floors 19 • 99.9% of the loan portfolio is indexed to one-month USD LIBOR • Portfolio benefits from current low rate environment given in-place LIBOR floors  50% of the portfolio is subject to a LIBOR floor of at least 0.75%  Portfolio weighted average LIBOR floor of 1.00%  Only 11% of total outstanding financing, including the Secured Term Loan, is subject to a LIBOR floor greater than 0.0% Net Interest Income Per Share Quarterly Sensitivity to LIBOR 0.25% LIBOR as of 9/30/2021 ($ Impact Per Share / Q) 0.50% 0.75% 1.00%0.08% $0.00 LIBOR LIBOR = 0.00%

Appendix 20

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[3][7]	Loan Per SF / Unit / Key	LTV[5][8]	Risk Rating
Senior Loans[1]														
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	381.0	381.0	352.9	78.7	28.1	L + 3.2%	5.0	$ 317,965 / unit	69%	3
2	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	47.3	12.6	213.1	L + 3.6%	5.5	$ 155 / SF	63%	3
3	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	248.0	48.9	12.0	L + 3.6%	4.4	$ 462,687 / unit	68%	3
4	Senior Loan	Boston, MA	Life Science	5/24/2018	250.5	250.5	237.0	48.8	13.5	L + 3.2%	2.3	$ 507 / SF	53%	2
5	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	182.0	43.7	68.0	L + 3.3%	4.9	$ 592 / SF	73%	3
6	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	234.5	234.5	206.9	36.0	27.6	L + 3.6%	2.3	$ 1,292 / SF	71%	4
7	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	93.9	92.1	134.8	L + 4.1%	4.9	$ 114 / SF	52%	3
8	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	214.9	37.1	1.6	L + 3.1%	2.7	$ 200,802 / unit	74%	3
9	Senior Loan[9]	Various	Industrial	6/30/2021	425.0	212.5	1.7	(0.5)	210.8	L + 5.4%	4.8	$ 14 / SF	76%	3
10	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	33.2	-	L + 3.8%	1.2	$ 179 / SF	65%	2
11	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.3	-	L + 3.3%	4.4	$ 506 / SF	71%	3
12	Senior Loan	Chicago, IL	Multifamily	6/6/2019	186.0	186.0	179.5	32.3	3.6	L + 3.6%	2.7	$ 364,837 / unit	72%	3
13	Senior Loan	Denver, CO	Multifamily	8/13/2019	185.0	185.0	185.0	41.5	-	L + 2.8%	2.9	$ 311,448 / unit	54%	3
14	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	168.1	166.7	15.2	L + 4.2%	5.0	$ 184,917 / key	64%	3
15	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	182.6	155.6	23.3	27.0	L + 2.6%	2.6	$ 218 / SF	68%	3
16	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	109.9	26.6	65.6	L + 3.4%	3.3	$ 538 / SF	58%	3
17	Senior Loan	Chicago, IL	Office	7/15/2019	170.0	170.0	133.7	22.9	36.3	L + 3.3%	2.9	$ 129 / SF	59%	3
18	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	105.9	15.9	60.3	L + 3.6%	4.6	$ 440 / SF	66%	3
19	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	165.0	165.0	71.5	-	L + 2.5%	1.8	$ 169 / SF	71%	3
20	Senior Loan	New York, NY	Multifamily	12/5/2018	163.0	163.0	148.0	22.4	15.0	L + 2.6%	2.2	$ 556,391 / unit	77%	3
21	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	99.5	15.7	9.4	L + 4.3%	4.1	$ 306 / SF	65%	3
22	Senior Loan	Plano, TX	Office	2/6/2020	153.7	153.7	127.4	31.6	26.3	L + 2.7%	3.4	$ 177 / SF	63%	3
23	Senior Loan	Boston, MA	Multifamily	3/29/2019	138.0	138.0	137.0	56.7	1.0	L + 2.7%	2.5	$ 351,282 / unit	63%	3
24	Senior Loan	West Palm Beach, FL	Multifamily	11/7/2018	135.0	135.0	133.4	21.9	1.6	L + 2.9%	2.1	$ 164,321 / unit	67%	3
25	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	130.0	130.0	130.0	24.3	-	L + 3.4%	2.2	$ 375,723 / key	66%	3
26	Senior Loan	Fontana, CA	Industrial	5/11/2021	119.9	119.9	42.7	13.4	77.2	L + 4.6%	4.7	$ 36 / SF	64%	3
27	Senior Loan	Irving, TX	Multifamily	4/22/2021	117.6	117.6	107.0	17.7	10.6	L + 3.3%	4.6	$ 117,836 / unit	70%	3
28	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	16.8	-	L + 2.9%	4.7	$ 155,602 / bed	74%	3
29	Senior Loan[10]	Portland, OR	Retail	10/26/2015	109.6	109.6	109.6	89.6	-	L + 5.5%	0.0	$ 101 / SF	n/a	5
30	Senior Loan	San Diego, CA	Multifamily	2/3/2020	102.3	102.3	102.3	14.9	-	L + 3.3%	3.4	$ 442,965 / unit	71%	3
31	Senior Loan	Denver, CO	Industrial	12/11/2020	95.8	95.8	52.8	15.5	43.0	L + 3.8%	4.3	$ 35 / SF	61%	3
32	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	84.9	16.1	10.1	L + 3.0%	4.9	$ 733 / SF	71%	3
33	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	93.4	82.1	24.3	11.3	L + 2.7%	3.1	$ 68,782 / bed	64%	3
34	Senior Loan	Seattle, WA	Multifamily	9/7/2018	92.3	92.3	92.3	16.0	-	L + 3.4%	1.9	$ 515,571 / unit	76%	3
35	Senior Loan	Denver, CO	Multifamily	6/24/2021	88.5	88.5	88.5	16.1	-	L + 3.0%	4.8	$ 295,000 / unit	77%	3
36	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	21.0	-	L + 3.3%	4.4	$ 288 / SF	65%	3
37	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	86.0	13.2	-	L + 4.0%	1.5	$ 462,366 / unit	63%	2
38	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	80.7	13.3	-	L + 4.1%	1.5	$ 468 / SF	56%	3
39	Senior Loan	Austin, TX	Multifamily	12/4/2020	80.0	80.0	78.7	12.5	1.3	L + 3.7%	3.2	$ 201,695 / unit	77%	3
40	Senior Loan	Mesa, AZ	Industrial	5/4/2021	77.8	77.8	43.2	17.2	34.6	L + 3.2%	4.6	$ 50 / SF	55%	3
41	Senior Loan	Brooklyn, NY	Hospitality	1/18/2019	77.0	77.0	77.0	16.9	-	L + 2.9%	2.4	$ 392,879 / key	69%	4
42	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	12.8	5.0	59.3	L + 4.8%	4.6	$ 27,785 / unit	50%	3
43	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	70.9	11.4	-	L + 3.8%	4.0	$ 392,898 / unit	73%	3
44	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	69.3	12.0	1.0	L + 2.7%	5.0	$ 286,157 / unit	78%	3
45	Senior Loan	Queens, NY	Industrial	7/21/2017	70.1	70.1	67.1	17.0	3.0	L + 3.0%	0.9	$ 111 / SF	77%	4
46	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.3	10.3	2.7	L + 3.5%	4.2	$ 265,132 / unit	63%	3
47	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	9.6	-	L + 3.8%	4.9	$ 189,444 / unit	70%	3
48	Senior Loan	Austin, TX	Multifamily	9/12/2019	67.5	67.5	67.5	10.4	-	L + 2.5%	2.9	$ 191,218 / unit	74%	3
49	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	42.4	42.4	42.4	27.8	-	L + 4.2%	0.5	$ 1,343 / SF[11]	73%	4
Total / Weighted Average					$8,527.8	$7,014.9	$5,736.3	$1,479.2	$1,224.9	L + 3.3%	3.3		67%	3.0
Non-Senior Loans														
1	Floating Rate Mezzanine	Westbury, NY	Multifamily	1/27/2020	17.0	17.0	17.0	16.9	-	L + 9.0%	2.8	$ 451,477 / unit	64%	3
2	Fixed Rate Mezzanine[12]	Various	Retail	6/19/2015	5.5	5.5	5.5	0.9	-	11.0%	3.8	$ 45 / SF	n/a	5
3	Real Estate Corporate Loan[13]	n/a	Multifamily	12/11/2020	79.1	31.6	31.6	31.0	-	L + 12.0%	4.2	n/a	n/a	3
Total / Weighted Average					$101.6	$54.1	$54.1	$48.8	$0.0	12.3%	3.7		n/a	3.2
CMBS														
Total / Weighted Average						$40.0	$35.7	$35.7	$4.3	4.8%	7.7		58%	
Portfolio Total / Weighted Average						$7,109.0	$5,826.1	$1,563.7	$1,229.2	4.3%	3.3		67%	3.0
3Q21 Outstanding Portfolio[14]														$5,826.1

*See footnotes on subsequent page

21

Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 11, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of September 30, 2021, at an interest rate of L + 7.9%. • For Senior Loan 12, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of September 30, 2021, at a blended interest rate of L + 4.7%. • For Senior Loan 21, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $15.6 million was funded as of September 30, 2021, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Senior Loan 29 and Non-Senior Loans 2 and 3 are excluded from the weighted average LTV. (6) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.08% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 6, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 49, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 2, 7, 9, 26, 31, 40, 42 and Mezzanine Loan 1, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. Senior Loan 29 is a non—performing 5-rated loan that was placed on non-accrual status in October 2020. The loan is currently in restructuring discussions. (9) For Senior Loan 9, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of September 30, 2021, there was one underlying senior loan in the facility with a commitment of $10.4 million and outstanding principal of $1.7 million. (10) Senior Loan 29 was placed on non-accrual status in October 2020. The loan has a $40.3 million CECL reserve as of September 30, 2021. The loan is currently in restructuring discussions. (11) For Senior Loan 49, Loan per SF of $1,343 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $1,894 based on allocating the full amount of the loan to only the residential units. (12) For Non-Senior Loan 1, Current Principal Amount is gross of $4.7 million written-off (of amortized cost). (13) Non-Senior Loan 3 is a real estate corporate loan to a multifamily operator. (14) Represents Current Principal Amount of Senior Loans and Non-Senior Loans and Net Equity for our RECOP I CMBS B-Piece equity method investment. 22

Fully Extended Loan Maturities 23 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes RECOP I CMBS B-Piece investment. • Fully extended weighted average loan maturity of 3.3 years(1) $152.0 $261.5 $835.4 $1,772.0 $613.5 $2,108.9 $47.3 $0 $500 $1,000 $1,500 $2,000 $2,500 2021 2022 2023 2024 2025 2026 2027

24 Consolidated Balance Sheets (1) Includes $8.2 million and $15.9 million of loan repayment proceeds held by the servicer and receivable by KREF, as of September 30, 2021 and December 31, 2020, respectively. (2) Includes $0.9 million of expected loss reserve for unfunded loan commitments as of September 30, 2021 and December 31, 2020. (in thousands - except share and per share data) September 30, 2021 December 31, 2020 Assets Cash and cash equivalents $ 307,731 $ 110,832 Commercial real estate loans, held-for-investment 5,442,734 4,844,534 Less: Allowance for credit losses (58,807) (59,801) Commercial real estate loans, held-for-investment, net 5,383,927 4,784,733 Equity method investments 34,809 33,651 Accrued interest receivable 13,924 15,412 Other assets(1) 13,107 20,984 Total Assets $ 5,753,498 $ 4,965,612 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,960,833 $ 2,574,747 Collateralized loan obligations, net 1,086,900 810,000 Secured term loan, net 287,051 288,028 Convertible notes, net 141,502 140,465 Loan participations sold, net - 66,232 Dividends payable 24,285 24,287 Accrued interest payable 7,495 5,381 Due to affiliates 5,190 6,243 Accounts payable, accrued expenses and other liabilities (2) 3,065 4,823 Total Liabilities 4,516,321 3,920,206 Commitments and Contingencies - - Temporary Equity Redeemable preferred stock 2,589 1,852 Permanent Equity Preferred Stock, 50,000,000 shares authorized Preferred stock, $0.01 par value (1 share issued and outstanding as of September 30, 2021 and December 31, 2020) - - Series A cumulative redeemable preferred stock, $0.01 par value, (6,900,000 and zero shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively; liquidation preference of $25.00 per share) 69 - Common stock, $0.01 par value, 300,000,000 authorized (59,537,806 and 59,519,754 shares issued; 55,637,480 and 55,619,428 shares outstanding as of September 30, 2021 and December 31, 2020, respectively) 556 556 Additional paid-in capital 1,341,986 1,169,695 Accumulated deficit (47,024) (65,698) Repurchased stock (3,900,326 shares repurchased as of September 30, 2021 and December 31, 2020) (60,999) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,234,588 1,043,554 Total Permanent Equity 1,234,588 1,043,554 Total Liabilities and Equity $ 5,753,498 $ 4,965,612

25 Consolidated Statements of Income (in thousands - except share and per share data) September 30, 2021 June 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Net Interest Income Interest income $ 75,320 $ 67,149 $ 67,689 $ 207,235 $ 205,987 Interest expense 29,832 26,958 28,832 84,173 98,477 Total net interest income 45,488 40,191 38,857 123,062 107,510 Other Income Income (loss) from equity method investments 2,162 1,256 973 4,508 (631) Other income 130 100 102 296 658 Total other income (loss) 2,292 1,356 1,075 4,804 27 Operating Expenses General and administrative 3,659 3,688 3,563 10,852 11,376 Provision for (reversal of) credit losses, net 1,165 (559) (126) (982) 53,782 Management fees to affiliate 4,964 4,835 4,223 14,089 12,740 Incentive compensation to affiliate 2,215 2,403 990 6,810 3,845 Total operating expenses 12,003 10,367 8,650 30,769 81,743 Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment 35,777 31,180 31,282 97,097 25,794 Income tax expense 106 103 96 257 255 Net Income (Loss) 35,671 31,077 31,186 96,840 25,539 Preferred Stock dividends and redemption value adjustment 3,682 1,813 (165) 6,403 762 Net Income (Loss) Attributable to Common Stockholders $ 31,989 $ 29,264 $ 31,351 $ 90,437 $ 24,777 Net Income (Loss) Per Share of Common Stock, Basic $ 0.57 $ 0.53 $ 0.56 $ 1.63 $ 0.44 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.57 $ 0.52 $ 0.56 $ 1.62 $ 0.44 Weighted Average Number of Shares of Common Stock Outstanding, Basic 55,637,480 55,632,322 55,491,405 55,629,810 56,107,765 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 56,011,243 55,907,086 55,632,170 55,883,197 56,187,461 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 $ 1.29 $ 1.29 Three Months Ended Nine Months Ended

Reconciliation of GAAP Net Income to Distributable Earnings 26 (1) Includes $0.3 million, ($0.2) million, and ($0.3) million non-cash redemption value adjustment of our SNVPS during 3Q'21, 2Q'21 and 3Q'20, respectively. (2) Includes ($1.0) million, ($0.1) million, and $0.1 million of unrealized loss (gain) on RECOP I, an equity method investment, during 3Q'21, 2Q'21,and 3Q'20, respectively. (3) The Company has a $40.3 million, or $0.72 per share, allowance for credit losses against one 5-rated retail loan with an outstanding principal balance of $109.6 million as of September 30, 2021. Such unrealized loss has not been reflected in distributable earnings. (in thousands - except share and per share data) September 30, 2021 June 30, 2021 September 30, 2020 Net Income (Loss) Attributable to Common Stockholders 31,989$ 29,264$ 31,351$ Adjustments Non-cash equity compensation expense 2,027 1,994 1,390 Unrealized (gains) or losses(1)(2) (748) (364) (178) Provision for (Reversal of) credit losses, net 1,165 (559) (126) Non-cash convertible notes discount amortization 91 90 91 Distributable Earnings(3) 34,524$ 30,425$ 32,528$ Weighted Average Shares Outstanding Basic 55,637,480 55,632,322 55,491,405 Diluted 56,011,243 55,907,086 55,632,170 Distributable Earnings per Weighted Average Share, Basic(3) 0.62$ 0.55$ 0.59$ Distributable Earnings per Weighted Average Share, Diluted(3) 0.62$ 0.54$ 0.58$ Three Months Ended

Key Definitions 27 “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non-collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.